Exhibit 24.1

POWER OF ATTORNEY

The undersigned Officers and Directors of Ionics, Incorporated hereby severally constitute Arthur L. Goldstein, Stephen Korn and each of them to sign for and in their names in the capacities indicated below, the Registration Statement on Form S-8 dated May 29, 2003, herewith filed with the Securities and Exchange Commission, and any and all amendments thereto, for the purpose of registering shares of Common Stock, par value $1.00 per share, of Ionics, Incorporated, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statement and any and all amendments to said Registration Statement.

Witness our hands and common seal on the dates set forth below.

 Signature                                 Title                  Date

                                Chairman of the Board and
                                 Chief Executive Officer
                              (Principal Executive Officer)
/s/ Arthur L. Goldstein               and Director            May 29, 2003
-------------------------
Arthur L. Goldstein

/s/ Douglas R. Brown                    Director              May 29, 2003
------------------------
Douglas R. Brown

/s/ Stephen L. Brown                    Director              May 29, 2003
-------------------------
Stephen L. Brown

/s/ Kathleen F. Feldstein               Director              May 29, 2003
-------------------------
Kathleen F. Feldstein

/s/ William K. Reilly                   Director              May 29, 2003
-------------------------
William K. Reilly

/s/ John J. Shields                     Director              May 29, 2003
------------------------
John J. Shields

/s/ Daniel I. C. Wang                   Director              May 29, 2003
------------------------
Daniel I. C. Wang

/s/ Mark S. Wrighton                    Director              May 29, 2003
------------------------
Mark S. Wrighton

/s/ Allen S. Wyett                      Director              May 29, 2003
------------------------
Allen S. Wyett